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                                                                    EXHIBIT 23-9


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 27, 1997 appearing in the Annual Report on Form 10-K of DTE Energy Company and The Detroit Edison Company for the year ended December 31, 1996 in the following registration statements:



                FORM                        REGISTRATION NUMBER

                DTE Energy Company
                Form S-3                    33-57545
                Form S-8                    333-00023

                The Detroit Edison Company
                Form S-3                    33-53207
                Form S-3                    33-64296





Deloitte & Touche LLP

March 24, 1997